                         SUPPLEMENT TO THE PROSPECTUS
                                     AND
                     STATEMENT OF ADDITIONAL INFORMATION
                                      OF
                KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND
                                 (THE "FUND")

  The prospectus and statement of additional information of the Fund are hereby supplemented as follows:

  On December 11, 1996, Keystone Investments, Inc. ("Keystone Investments"), and indirectly each of its subsidiaries, including Keystone Investment Management Company ("Keystone"), the Fund's investment adviser, were acquired (the "Acquisition") by First Union National Bank of North Carolina ("FUNB"), a wholly-owned subsidiary of First Union Corporation ("First Union"). Keystone Investments was acquired by FUNB by merger into a wholly-owned subsidiary of FUNB, which entity then assumed the name "Keystone Investments, Inc." and succeeded to the business of Keystone Investments. Contemporaneously with the Acquisition, the Fund entered into a new principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of Furman Selz LLC ("Furman Selz"). In connection with the Acquisition, a meeting of shareholders of the Fund was scheduled for December 9, 1996 to approve new advisory and sub-advisory agreements with Keystone, the Fund's investment adviser, and Equitilink International Management Limited, the Fund's sub-adviser, respectively. Because a quorum was not present at the meeting on December 9, 1996, the new agreements were not approved and the meeting was adjourned to January 15, 1997. Until such time as new agreements are approved, Keystone has agreed to continue to provide investment advisory services to the Fund at cost. If new agreements are not approved, the Board of Trustees of the Fund will consider what action should be taken.

  EKD, which is not affiliated with First Union, is now the Fund's principal underwriter (the "Principal Underwriter"). EKD replaces Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS") as the Fund's principal underwriter. EKIS may no longer act as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks, such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters of mutual fund shares. While EKIS may no longer act as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or the Principal Underwriter in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by the Principal Underwriter for the provision of certain marketing support services to the Principal Underwriter at an annual rate of up to .75% of the average daily net assets of the Fund, subject to certain restrictions.

  Furman Selz will provide personnel to serve as officers of the Fund, and certain administrative services to the Fund pursuant to a sub-administration agreement under which it will receive from Keystone an annual fee at the maximum annual rate of .01% of the average daily net assets of the Fund. Both EKD and Furman Selz are located at 230 Park Avenue, New York, New York 10169.

  It is expected that on or about January 2, 1997, Furman Selz will transfer EKD, and its related mutual fund distribution and administration business, to BISYS Group, Inc. ("BISYS"). At that time, BISYS will succeed as sub-administrator to the Fund. It is not expected that the acquisition of the mutual fund distribution and administration business by BISYS will affect the services currently provided by EKD or Furman Selz.

CERTAIN OTHER CHANGES
  In connection with the Acquisition described above, the following changes have also occurred or will occur with respect to the Fund:

  o The name of Keystone Investor Resource Center, Inc., the Fund's transfer and dividend disbursing agent, has been changed to Evergreen Keystone Service Company. It is not expected that the Acquisition or the change of name will have any effect on the services provided.

  o Effective January 1, 1997, the sales loads, contingent deferred sales charges, and certain other characteristics of the Fund's Class A, B, and C shares will be modified as described below:

    WITH RESPECT TO CLASS A SHARES:

  o Effective January 1, 1997, Class A shares will be offered at the public offering price, which is equal to net asset value plus an initial sales charge as follows:


                                                                                 AS A % OF          CONCESSION TO
                                                               AS A % OF        NET AMOUNT      DEALERS AS A % OF
  AMOUNT OF PURCHASE                                      OFFERING PRICE         INVESTED*         OFFERING PRICE
------------------------------------------------------------------------------------------------------------------
  Less than $50,000 .................................              4.75%             4.99%                  4.25%
  $50,000 but less than $100,000 ....................              4.50%             4.71%                  4.25%
  $100,000 but less than $250,000 ...................              3.75%             3.90%                  3.25%
  $250,000 but less than $500,000 ...................              2.50%             2.56%                  2.00%
  $500,000 but less than $1,000,000 .................              2.00%             2.04%                  1.75%
    ----------
    *Rounded to the nearest one-hundredth percent.

   o Purchases of the Fund's Class A shares made after January 1, 1997 (i) in the amount of $1 million or more; (ii) by a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title I tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan"); or (iii) by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; and (e) employees of FUNB and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees, will be at net asset value without the imposition of a front-end sales charge. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Funds.

   o With respect to purchases of the Fund's Class A shares made after January 1, 1997, in the amount of $1 million or more, the Principal Underwriter will pay broker-dealers or others concessions at the following rate: 1.00% of the investment amount up to $2,999,999; plus 0.50% of the investment amount between $3,000,000 and $4,999,999; plus 0.25% of the investment amount over $4,999,999.

   o With respect to purchases of the Fund's Class A shares made after January 1, 1997, by Qualifying Plans and Educational TSA Plans, the Principal Underwriter will pay broker-dealers and other concessions at the rate of 0.50% of the net asset value of the shares purchased. These payments are subject to reclaim in the event the shares are redeemed within twelve months after purchase.

   o Purchases of the Fund's Class A shares made after January 1, 1997, in the amount of $1 million or more, are subject to a contingent deferred sales charge ("CDSC") of 1.00% upon redemption during the month of purchase and the 12-month period following the month of purchase.

   o Upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within 30 days after (i) a change in the registered representative's employment or (ii) the redemption of shares of any registered open-end investment company not distributed or managed by Keystone or its affiliates, when the amount invested represents redemption proceeds from a registered open-end management investment company not distributed or managed by Keystone or its affiliates and the shareholder either (1) paid a front-end sales charge, or (2) was at some time subject to, but did not actually pay, a CDSC with respect to the redemption proceeds. These special net asset value purchases may be modified or terminated in the future.

     WITH RESPECT TO CLASS B SHARES:

   o Class B shares purchased after January 1, 1997 are subject to a CDSC if redeemed during month of purchase and the 72-month period following the month of purchase. The Fund, with certain exceptions, imposes a CDSC on such Class B shares in accordance with the following schedule:

                                                                                                CDSC
  REDEMPTION TIMING                                                                           IMPOSED
  -----------------                                                                           -------
  Month of purchase and the first twelve-month period following the month of purchase          5.00%
  Second twelve-month period following the month of purchase ..............................    4.00%
  Third twelve-month period following the month of purchase ...............................    3.00%
  Fourth twelve-month period following the month of purchase ..............................    3.00%
  Fifth twelve-month period following the month of purchase ...............................    2.00%
  Sixth twelve-month period following the month of purchase ...............................    1.00%

     No CDSC is imposed on amounts redeemed thereafter.

   o Commencing January 1, 1997, the Principal Underwriter will generally reallow to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold; the broker-dealer or other party will also receive service fees at an annual rate of 0.25% of the value of Class B shares maintained by the recipient and outstanding on the books of the Fund for specified periods. Commencing January 1, 1997, with respect to sales of Class B shares, the Principal Underwriter will not pay the first year's service fee in advance.

   o Class B shares purchased after January 1, 1997 that have been outstanding for seven years after the month of purchase (rather than eight) will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee.

     WITH RESPECT TO CLASS C SHARES:

   o With respect to Class C shares purchased after January 1, 1997, the Fund, with certain exceptions, will impose a CDSC of 1.00% on shares redeemed during the month of purchase and the 12-month period following the month of purchase.

   o Commencing January 1, 1997, the Fund will not normally accept any purchase of Class C shares in the amount of $500,000 or more.

     OTHER MODIFICATIONS:

   o Commencing January 1, 1997, shareholders may make permitted exchanges into other Keystone America funds free of charge.

   o With respect to shares purchased after January 1, 1997, no CDSC is imposed when you redeem amounts derived from (1) increases in the value of shares redeemed above the net cost of such shares; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) certain Class A shares held for more than 12 months after the month of purchase; (4) Class B shares held for more than 72 months after the month of purchase; or (5) Class C shares held for more than one year after the month of purchase.

   o Effective January 1, 1997, no CDSC will be imposed on a redemption of shares of the Fund in the event of automatic withdrawals under a Systematic Income Plan of up to 1.0% per month of the shareholder's initial account balance.

   o Commencing January 1, 1997, under a Systematic Income Plan, each withdrawal payment must be at least $75 and may be as much as 1.0% per month or 3.0% per quarter of the total net asset value of the Fund shares in the shareholder's account when the Systematic Income Plan was opened.

   o Commencing January 1, 1997, in connection with a Keystone Automatic Investment Plan, a shareholder may automatically transfer as little as $25 per month or $75 per quarter from his or her bank account or Keystone Liquid Trust to the Keystone fund of his or her choice.

   o Commencing January 1, 1997, the Fund may also sell Class A, Class B or Class C shares at net asset value without any initial sales charge or a CDSC to certain Directors, Trustees, officers and employees of the Fund, Keystone, the Principal Underwriter, and certain of their affiliates, and to members of the immediate families of such persons; to registered representatives of firms with dealer agreements with the Principal Underwriter; and to a bank or trust company acting as a trustee for a single account.

   o The Principal Underwriter may, at its own expense, pay concessions in addition to those described above to broker-dealers including, from time to time, to First Union Brokerage Services, Inc., an affiliate of Keystone, that satisfy certain criteria established from time to time by the Principal Underwriter. These conditions relate to increasing sales of shares of the Keystone funds over specified periods and certain other factors. Such payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may, effective January 1, 1997, be up to 1.00% of the value of shares sold by such broker-dealer.

EFFECTS OF BANKING LAWS

  The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Keystone and its affiliates, since they are direct or indirect subsidiaries of FUNB, are subject to and in compliance with the aforementioned laws and regulations. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting certain payments from the Fund, or should Congress relax current restrictions on depository institutions, the Boards of Trustees will consider what action, if any, is appropriate.

  The foregoing disclosure supersedes any prior disclosure in the Fund's prospectus or statement of additional information to the extent it relates to the same subject matter.

December 11, 1996

                                                                        GRD-SK